SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ----------------------------

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report(Date of earliest event reported): December 18, 2002
                                                 (December 18, 2002)

                              Arch Coal, Inc.
          (Exact name of registrant as specified in its charter)

         Delaware                      1-13105                 43-0921172
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
    of incorporation)                                       Identification No.)


                One CityPlace Drive, Suite 300, St. Louis, Missouri 63141
                  (Address of principal executive offices)        (Zip code)


           Registrant's telephone number, including area code: (314) 994-2700














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Item 5. Other  Events.

     On December 18, 2002, Arch Coal, Inc. (the "Company"), announced via press release that Mr. John W. Eaves was elected Executive Vice President and Chief Operating Officer of the Company. A copy of the Company's press release is attached hereto and incorporated herein by reference in its entirety.


Item 7.  Financial Statements and Exhibits.

     (c) The following Exhibit is filed with this Current Report on Form 8-K:

       Exhibit No.               Description
          99                        Press Release dated as of December 18, 2002




























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                                SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 18, 2002                 ARCH COAL, INC.



                                          By: /s/ Robert G. Jones
                                              Robert G. Jones
                                              Vice President - Law,
                                                General Counsel and Secretary































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                              EXHIBIT INDEX


Exhibit No.                 Description

   99                       Press Release dated as of December 18, 2002





































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                                                                      Exhibit 99
News from
Arch Coal, Inc.
--------------------------------------------------------------------------------
                                                        FOR FURTHER INFORMATION:

                                                      Kim Link, External Affairs
                                                                  (314) 994-2936

                                                           FOR IMMEDIATE RELEASE
                                                               December 18, 2002

Eaves Elected Executive Vice President and Chief Operating Officer of
   Arch Coal, Inc.

     St. Louis - Arch Coal, Inc. (NYSE:ACI) today announced that its board of directors had elected John W. Eaves executive vice president and chief operating officer of the corporation, effective immediately. Eaves previously held the position of senior vice president of marketing for Arch Coal.

     "We are pleased that John has accepted this new role," said Steven F. Leer, Arch Coal's president and chief executive officer. "In this new position, John will have responsibility for all the company's operating, marketing and transportation activities. By integrating these functions under John's direction, we are taking yet another step in our ongoing efforts to transform Arch into a truly market-driven organization."

     Kenneth G. Woodring, executive vice president of mining operations, and Brad M. Allbritten, vice president of marketing, will report to Eaves, and all three will continue to be part of the senior management team responsible for Arch's overall policies and strategies.

     Eaves joined the corporation in 1987 after serving in various marketing-related positions at Diamond Shamrock Coal Company and Natomas Coal Company. In 1997, he was elected vice president of marketing and president of Arch Coal Sales, the company's marketing subsidiary, and in 2000 he was elected senior vice president of marketing.

     A native of Greenville, Kentucky, Eaves earned a BBA from the University of Kentucky. He is a graduate of the Executive Management Program at Wharton Business School and the Advanced Management Program at Harvard University.

     Arch Coal is the nation's second largest coal producer with subsidiary operations in West Virginia, Kentucky, Virginia, Wyoming, Colorado and Utah. Through these operations, Arch Coal provides the fuel for approximately 6% of the electricity generated in the United States.